EATON VANCE STOCK NEXTSHARES
Supplement to Statement of Additional Information dated May 1, 2017

The following replaces “Financial Statements”:

FINANCIAL STATEMENTS

The audited financial statements of, and the report of the independent registered public accounting firm for the Fund appear in its annual report to shareholders and are incorporated by reference into this SAI.  A copy of the annual report accompanies this SAI.

Deloitte & Touche LLP (“D&T”), The Fund's and Portfolio's principal accountant, has informed the Audit Committee that certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of more than 10% of the shares of one or more funds within the Eaton Vance family of funds implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”), calling into question D&T’s independence with respect to the Eaton Vance family of funds.  The Loan Rule prohibits an accounting firm, such as D&T, from having certain financial relationships with its audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” The Fund is providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Fund and Portfolio notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the SEC issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the loan rule.  In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule   3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds.  Based on information provided by D&T, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above.  After giving consideration to the guidance provided in the No-Action Letter, D&T affirmed to the Audit Committee that D&T is an independent accountant with respect to the Fund and Portfolio within the meaning of the rules and standards of the PCAOB and the securities laws and regulations administered by the SEC. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Householding.  Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

May 10, 2017